UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2007

Rancher Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999-18 th Street, Suite 1740, Denver, Colorado 80202
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code (303) 629-1125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 2, 2007, Rancher Energy Corp. (the “Company”) issued a press release entitled “Rancher Energy Corp. Announces Fiscal 2007 Financial Results and Highlights”, relating to the Company’s earnings for the fiscal year ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01. Regulation FD Disclosure.

As disclosed in Item 2.02 above, on July 2, 2007, the Company issued a press release entitled “Rancher Energy Corp. Announces Fiscal 2007 Financial Results and Highlights”. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	July 2, 2007 Press Release entitled “Rancher Energy Corp. Announces Fiscal 2007 Financial Results and Highlights”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHER ENERGY CORP.
(Registrant)

Date: July 3, 2007	/s/ John Works
John Works
President, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	July 2, 2007 Press Release entitled “Rancher Energy Corp. Announces Fiscal 2007 Financial Results and Highlights”